Exhibit (n)(1)(ii)

SCHEDULE A

TO PROFUNDS

AMENDED AND RESTATED

MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

Airlines UltraSector ProFund

Asia 30 ProFund

Banks UltraSector ProFund

Basic Materials UltraSector ProFund

Bear ProFund

Biotechnology UltraSector ProFund

Broad Market ProFund

Bull ProFund

Consumer Goods UltraSector ProFund

Consumer Services UltraSector ProFund

Dividend Equities ProFund

Dow 30 ProFund

EqualOTC ProFund

Europe 30 ProFund

Falling U.S. Dollar ProFund

Financials UltraSector ProFund

Health Care UltraSector ProFund

Industrials UltraSector ProFund

International ProFund

Internet UltraSector ProFund

Large-Cap Growth ProFund

Large-Cap Value ProFund

Leisure Goods UltraSector ProFund

Mid-Cap Growth ProFund

Mid-Cap ProFund

Mid-Cap Value ProFund

Mobile Telecommunications UltraSector ProFund

Money Market ProFund

Oil & Gas UltraSector ProFund

Oil Equipment, Services & Distribution UltraSector ProFund

OTC ProFund

Pharmaceuticals UltraSector ProFund

Precious Metals UltraSector ProFund

Real Estate UltraSector ProFund

Rising Rates Opportunity 10 ProFund

Rising Rates Opportunity ProFund

Rising U.S. Dollar ProFund

Semiconductor UltraSector ProFund

Short Asia ProFund

Short Basic Materials ProFund

Short Biotechnology ProFund

Short Broad Market ProFund

Short Consumer Goods ProFund

Short Consumer Services ProFund

Short Crude Oil ProFund

Short Dividend Equities ProFund

Short Dow 30 ProFund

Short EqualOTC ProFund

Short Europe 30 ProFund

Short Financials ProFund

Short Gold Commodity ProFund

Short Health Care ProFund

Short Industrials ProFund

Short International ProFund

Short Mid-Cap ProFund

Short Natural Gas ProFund

Short Oil & Gas ProFund

Short Oil Equipment, Services & Distribution ProFund

Short OTC ProFund

Short Precious Metals ProFund

Short Real Estate ProFund

Short Small-Cap ProFund

Short Technology ProFund

Short Telecommunications ProFund

Short Transportation ProFund

Short Utilities ProFund

Small-Cap Growth ProFund

Small-Cap ProFund

Small-Cap Value ProFund

Technology UltraSector ProFund

Telecommunications UltraSector ProFund

Transportation UltraSector ProFund

U.S. Government 10 ProFund

U.S. Government 30 ProFund

U.S. Government Plus ProFund

UltraBear ProFund

UltraBull ProFund

UltraCrude Oil ProFund

UltraDow 30 ProFund

UltraEmerging Markets ProFund

UltraGold Commodity ProFund

UltraInternational ProFund

UltraJapan ProFund

UltraLatin America ProFund

UltraMid-Cap ProFund

UltraNatural Gas ProFund

UltraOTC ProFund

UltraShort Dow 30 ProFund

UltraShort Emerging Markets ProFund

UltraShort International ProFund

UltraShort Japan ProFund

UltraShort Latin America ProFund

UltraShort Mid-Cap ProFund

UltraShort OTC ProFund

UltraShort Small-Cap ProFund

UltraSmall-Cap ProFund

Utilities UltraSector ProFund